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                                                                   Exhibit 10.3
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                       REGISTRATION RIGHTS AGREEMENT

                       Dated as of February 26, 1998

                                   Among

                                 MCMS, INC.

                                 as Issuer

                                    and

                        BT ALEX. BROWN INCORPORATED

                            as Initial Purchaser

               9 3/4% Senior Subordinated Notes due 2008 and

        Floating Interest Rate Subordinated Term Securities due 2008

                      and 12 1/2% Senior Exchangeable

                              Preferred Stock

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                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "Agreement") is dated as of February 26, 1998, among MCMS, INC., an Idaho corporation (f/k/a Micron Custom Manufacturing Services, Inc.) (the "Company" or "Issuer"), as issuer, and BT ALEX. BROWN INCORPORATED, as Initial Purchaser (the "Initial Purchaser").

            This Agreement is entered into in connection with the Purchase Agreement, dated as of February 19, 1998, among the Issuer and the Initial Purchaser (the "Purchase Agreement"), which provides for, among other things, the sale by the Company to the Initial Purchaser of $145,000,000 aggregate principal amount of the Company's 9 3/4% Senior Subordinated Notes due 2008 (the "Fixed Rate Notes"), the sale by the Company to the Initial Purchaser of $30,000,000 aggregate principal amount of the Company's Floating Interest Rate Subordinated Term Securities (the "Floating Rate Notes," and together with the Fixed Rate Notes, the "Notes") and the sale by the Company to the Initial Purchaser of 250,000 shares of 12 1/2% Senior Exchangeable Preferred Stock with a liquidation preference of $100.00 per share (the "Preferred Stock" and, together with the Notes, the "Securities"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and any subsequent holder or holders of each of the Notes and the Preferred Stock. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Securities under the Purchase Agreement.

            The parties hereby agree as follows:

      1. Definitions

            As used in this Agreement, the following terms shall have the following meanings:

            Additional Dividends: See Section 4 hereof.

            Additional Interest: See Section 4 hereof.

            Advice: See Section 5 hereof.

            Agreement: See the introductory paragraphs hereto.

            Applicable Period: See Section 2 hereof.

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                                      -2-


            Certificate of Designation: Means the certificate of designation governing the 12 1/2% Senior Exchangeable Preferred Stock of the Company.

            Closing: See Purchase Agreement.

            Company: See the introductory paragraph hereto.

            Debenture Trustee: The trustee under the Exchange Indenture and the trustee under any indenture governing the Debentures and Private Exchange Debentures.

            Debentures: The 12 1/2% Exchange Debentures of the Company issuable under the Exchange Indenture and the Series B Exchange Debentures, if any.

            Effectiveness Date: The 120th day after the Issue Date; provided, however, that with respect to any Shelf Registration other than a Shelf Registration if no Exchange Offer Registration Statement has been filed, the Effectiveness Date shall be the 60th day after the applicable Registration Statement with respect thereto is filed.

            Effectiveness Period: See Section 3 hereof.

            Event Date: See Section 4 hereof.

            Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

            Exchange Debentures: The 12 1/2% Exchange Debentures of the Company issuable under the Exchange Indenture.

            Exchange Indenture: The Exchange Indenture, dated February 26, 1998, between the Issuer and United States Trust Company of New York, as Debenture Trustee, pursuant to which the Debentures may be issued, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

            Exchange Notes: See Section 2 hereof.

            Exchange Preferred Stock: See Section 2 hereof.

            Exchange Offer: See Section 2 hereof.

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                                      -3-


            Exchange Offer Registration Statements: See Section 2 hereof.

            Exchange Offers: See Section 2 hereof.

            Exchange Securities: See Section 2 hereof.

            Filing Date: (i) with respect to the Exchange Offer Registration Statement, the 60th day after the Issue Date and (ii) with respect to any Shelf Registration Statement, (A) if no Exchange Offer Registration Statement has been filed by the Issuer pursuant to this Agreement, the 60th day after the Issue Date and (B) in each other case (which may be applicable notwithstanding the consummation of the Exchange Offer), the 120th day after the delivery of a Shelf Notice.

            Fixed Rate Notes: See the introductory paragraphs hereto.

            Floating Rate Notes: See the introductory paragraphs hereto.

            Holder: Any holder of a Registrable Security or Registrable Securities and/or a Debenture or Debentures.

            Indemnified Person: See Section 7(c) hereof.

            Indemnifying Person: See Section 7(c) hereof.

            Indenture: The Indenture, dated as of February 26, 1998, between the Issuer and United States Trust Company of New York, as Trustee, pursuant to which the Notes are being issued, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

            Initial Purchaser: See the introductory paragraphs hereto.

            Initial Shelf Registration: See Section 3(a) hereof.

            Inspectors: See Section 5(m) hereof.

            Issue Date: February 26, 1998, the date of original issuance of the Securities.

            Issuer: See the introductory paragraphs hereto.

            NASD: See Section 5(s) hereof.

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            Notes: See the introductory paragraphs hereto.

            Offering Memorandum: The final offering memorandum of the Company dated February 19, 1998, in respect of the offering of the Securities.

            Participant: See Section 7(a) hereof.

            Participating Broker-Dealer: See Section 2 hereof.

            Person: An individual, trustee, corporation, partnership, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

            Preferred Stock: See the introductory paragraphs hereto.

            Private Exchange: See Section 2 hereof.

            Private Exchange Debentures: Debentures which, if the Company exchanges Registrable Preferred Stock for Exchange Debentures prior to a Registration Statement with respect to the Preferred Stock being declared effective by the SEC, the Company shall issue and deliver to the Initial Purchaser pursuant to the third paragraph of Section 2(b) in exchange for Exchange Debentures which are held by the Initial Purchaser and are reasonably likely to be determined to have the status of an unsold allotment in an initial distribution. The Private Exchange Debentures shall be issued pursuant to the same indenture as the Series B Exchange Debentures.

            Private Exchange Notes: See Section 2 hereof.

            Private Exchange Preferred Stock: See Section 2 hereof.

            Private Exchange Securities: See Section 2 hereof.

            Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by refer-

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ence or deemed to be incorporated by reference in such Prospectus.

            Purchase Agreement: See the introductory paragraphs hereto.

            Records: See Section 5(m) hereof.

            Registrable Notes: Each Note upon its original issuance and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note, Exchange Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes that may be resold without complying with the prospectus delivery requirements under the Securities Act, (iii) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Note, Exchange Note or Private Exchange Note, as the case may be, may be resold without restriction pursuant to Rule 144 under the Securities Act.

            Registrable Preferred Stock: Each share of Preferred Stock upon its original issuance and at all times subsequent thereto, each share of Exchange Preferred Stock as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each share of Private Exchange Preferred Stock upon original issuance thereof and at all times subsequent thereto, until (i) a Registration Statement (other than, with respect to any Exchange Preferred Stock as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock has been declared effective by the SEC and such Preferred Stock, Exchange Preferred Stock or such Private Exchange Preferred Stock, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Preferred Stock has been exchanged pursuant to the Exchange Offer for Exchange Preferred Stock that may be resold without complying with the prospectus delivery requirements under the

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                                      -6-


Securities Act, (iii) such Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, ceases to be outstanding or (iv) such Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, may be resold without restriction pursuant to Rule 144 under the Securities Act.

            Registrable Securities: The Registrable Notes and the Registrable Preferred Stock.

            Registrar: The registrar under the Certificate of Designation.

            Registration Statement: Any registration statement of the Issuer that covers any of the Notes, the Exchange Notes or the Private Exchange Notes, the Preferred Stock, the Exchange Preferred Stock or Private Exchange Preferred Stock, or Debentures filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of the issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

            Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

            Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

            SEC: The Securities and Exchange Commission.

            Securities: See the introductory paragraphs hereto.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

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            Series B Exchange Debentures: See Section 2 hereof.

            Shelf Notice: See Section 2 hereof.

            Shelf Registration: See Section 3(b) hereof.

            Subsequent Shelf Registration: See Section 3(b) hereof.

            TIA: The Trust Indenture Act of 1939, as amended.

            Transfer Agent: The transfer agent under the Certificate of Designation.

            Trustee: The trustee under the Indenture and the trustee under any indenture governing the Exchange Notes and Private Exchange Notes.

            Underwritten registration or underwritten offering: A registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

      2. Exchange Offer

            (a) The Issuer shall file with the SEC, no later than the Filing Date with respect to the Exchange Offer Registration Statement, Registration Statements (each an "Exchange Offer Registration Statement") on appropriate registration forms with respect to registered offers (with respect to each of the Notes and the Preferred Stock, an "Exchange Offer" and together the "Exchange Offers") to exchange any and all of each of the Registrable Notes and Registrable Preferred Stock for a like aggregate principal amount of Notes (the "Exchange Notes") and aggregate liquidation preference of Preferred Stock (the "Exchange Preferred Stock," and together with the Exchange Notes, the "Exchange Securities"), as the case may be, of the Company that are identical in all material respects to each of the respective Securities, except that the Exchange Securities shall contain no restrictive legend thereon. The Exchange Notes shall be entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer Registration Statement with respect to the Registrable Preferred Stock will also register any deemed offering of the Debentures by the issuer pursuant to the Exchange Offer; provided that if the Company exchanges the Reg-

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istrable Preferred Stock for the Exchange Debentures at any time prior to a
Registration Statement with respect to the Preferred Stock being declared effective by the SEC, then the Issuer shall file with the SEC, no later than the Filing Date with respect to the Exchange Offer Registration Statement, a Registration Statement on an appropriate registration form with respect to a registered offer to exchange any and all of the Exchange Debentures for a like aggregate principal amount of new Exchange Debentures (the "Series B Exchange Debentures"), except that the Series B Exchange Debentures shall contain no restrictive legend thereon and shall be entitled to the benefits of the Exchange Indenture. In the event the Issuer is so required to register and exchange the Exchange Debentures for Series B Exchange Debentures, the Issuer shall be subject to all covenants, warranties and obligations under this Agreement, with respect to the Series B Exchange Debentures, to which it would otherwise be subject with respect to the Registrable Notes, Exchange Notes and Private Exchange Notes, except that the Debentures will be governed by the Exchange Indenture. The Exchange Offers shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable law. The Issuer shall use its reasonable best efforts to (x) cause each Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep each Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate each Exchange Offer on or prior to the 45th day following the date on which the applicable Exchange Offer Registration Statement is declared effective by the SEC. If, after an Exchange Offer Registration Statement is initially declared effective by the SEC, that Exchange Offer or the issuance of the Exchange Notes or Exchange Preferred Stock thereunder, as the case may be, is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, that Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement.

            Each Holder that participates in an Exchange Offer will be required, as a condition to its participation in the Exchange Offer, to represent to the Company in writing (which may be contained in the applicable letter of transmittal) that any Exchange Securities to be received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities in violation of the

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                                      -9-


provisions of the Securities Act, that such Holder is not an affiliate of the Company within the meaning of the Securities Act and that such Holder reasonably believes such Holder is not acting on behalf of any Person that could not truthfully make the foregoing representations.

            Upon consummation of an Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Securities, Exchange Securities as to which Section 2(c)(iv) is applicable and Exchange Securities held by Participating Broker-Dealers (as defined), and the Issuer shall have no further obligation to register Registrable Securities (other than Private Exchange Securities and other than in respect of any Exchange Securities as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof.

            Other than in connection with a deemed offering of the Debentures, or a required exchange of Exchange Debentures for Series B Exchange Debentures, required by this Section 2, no securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement.

            (b) The Issuer shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of any Exchange Securities received by such broker-dealer in any Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities in compliance with the Securities Act.

            The Issuer shall use its reasonable best efforts to keep each Exchange Offer Registration Statement effective and

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to amend and supplement the Prospectus contained therein in order to permit such
Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Securities covered thereby; provided, however, that such period shall not exceed 180 days after consummation of the Exchange Offer (or such longer period if extended by the last paragraph of Section 5 herein)) (the "Applicable Period").

            If, prior to consummation of the Exchange Offers, the Initial Purchaser holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, the Company upon the request of the Initial Purchaser shall simultaneously with the delivery of the Exchange Notes or Exchange Preferred Stock, as the case may be, in the Exchange Offer, issue and deliver to the Initial Purchaser, in exchange (each, a "Private Exchange") for such Notes or Preferred Stock, as the case may be, held by the Initial Purchaser, a like principal amount or liquidation preference, as the case may be, of Notes (the "Private Exchange Notes") or Preferred Stock (the "Private Exchange Preferred Stock," and together with the Private Exchange Notes, the "Private Exchange Securities"), as the case may be, of the Company that are identical in all material respects to the Exchange Notes or Exchange Preferred Stock, as the case may be, except for the placement of a restrictive legend on such Private Exchange Securities. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes. Each of the Private Exchange Securities shall bear the same CUSIP number as the applicable Exchange Securities.

            Interest on the Exchange Notes and any Private Exchange Notes will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or (ii) if the Notes are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date on such interest payment date or (B), if no interest has been paid on the Notes, from the Issue Date. Dividends on the Exchange Preferred Stock and any Private Exchange Preferred Stock will accumulate from (A) the later of (i) the last dividend payment date on which dividends were paid on the Preferred Stock surrendered in exchange therefor or, (ii) if the Preferred Stock is surrendered for exchange on a date in a period which includes the record date for a dividend payment to

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                                      -11-


occur on or after the date of such exchange and as to which a dividend will be paid, the date of such dividend payment date or (B) if no dividends have been paid on the Preferred Stock, from the Issue Date.

            In connection with each of the Exchange Offers, the Issuer shall:

            (1) mail, or cause to be mailed, to each Holder of record entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (2) use their best efforts to keep the Exchange Offer open for not less than 20 business days after the date that notice of the Exchange Offer is mailed to Holders (or longer if required by applicable law);

            (3) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

            (4) permit Holders to withdraw tendered Notes or Preferred Stock, as the case may be, at any time prior to the close of business, New York time, on the last business day on which the applicable Exchange Offer shall remain open; and

            (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

            As soon as practicable after the close of the applicable Exchange Offer and the applicable Private Exchange, if any, the Issuer shall:

            (1) accept for exchange all Registrable Notes or Registrable Preferred Stock, as the case may be, validly tendered and not validly withdrawn pursuant to the applicable Exchange Offer and the applicable Private Exchange, if any;

            (2) deliver to the Transfer Agent for cancellation all Registrable Preferred Stock or portions thereof so accepted for exchange by the Issuer, and cause the Transfer Agent to countersign and deliver promptly to each Holder of Registrable Preferred Stock shares of Exchange Preferred Stock or Private Exchange Preferred Stock, as the

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      case may be, equal in liquidation preference to the Registrable Preferred
      Stock of such Holder so accepted for exchange; and

            (3) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange and cause the Trustee to authenticate and deliver promptly to each Holder Registrable Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the securities of such Holder so accepted for exchange.

            Each Exchange Offer and Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuer to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuer and (iii) all governmental approvals shall have been obtained, which approvals the Issuer deems necessary for the consummation of the Exchange Offer or Private Exchange.

            The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that (a) the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture and
(b) the Private Exchange Notes shall be subject to the transfer restrictions set forth in such indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter. The Certificate of Designation shall provide that the Exchange Preferred Stock, the Private Exchange Preferred Stock and the Preferred Stock shall vote and consent together on all matters as one class and that none of the Exchange Preferred Stock, the Private Exchange Preferred Stock or the Preferred Stock will have the right to vote or consent as a separate class on any matter.

            (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Issuer is not permitted to effect the Exchange Offers, (ii) the Exchange Offers are not consummated within 180 days of the Issue Date, (iii) any holder of any Private Exchange Securities so requests in writing to the Company within 60 days after the consummation of the applicable Exchange Offer, or (iv) in the case of any Holder that participates in either of the Exchange Offers, such Holder does not receive the applicable Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act), then in the case of each of clauses (i) to and including
(iv) of this sentence, the Company shall promptly deliver to the Holders and the Trustee and/or the Transfer Agent and Registrar, as applicable, written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to
Section 3 hereof.

      3. Shelf Registration

            If at any time a Shelf Notice is delivered as contemplated by
Section 2(c) hereof, then:

            (a) Shelf Registration. The Issuer shall file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities not exchanged in the Exchange Offer, Private Exchange Securities and Exchange Securities as to which
Section 2(c)(iv) is applicable (the "Initial Shelf Registration"). The Issuer shall use its best efforts to file with the SEC the Initial Shelf Registration on or before the applicable Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). Any Shelf Registration (as defined herein) will also register any deemed Offering of the Exchange Debentures pursuant to the resale of Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be. Other than with respect to the Exchange Debentures as provided in this Agreement, the Issuer shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

            The Issuer shall use its reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Issue Date (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Notes or Registrable Preferred Stock, as the case may be, covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Notes or Registrable Preferred Stock, as the case may be, covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act; provided, however, that the Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

            (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuer shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 60 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes or Registrable Preferred Stock, as the case may be, covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuer shall use their best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective for the remainder of the Effectiveness Period. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

            (c) Supplements and Amendments. The Issuer shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the

Holders of a majority in aggregate principal amount of the Registrable Notes, in the case of Registrable Notes, or a majority in aggregate liquidation preference of the Registrable Preferred Stock, in the case of the Registrable Preferred Stock, covered by such Registration Statement or by any underwriter of such Registrable Securities.

      4. Additional Interest and Additional Dividends

            (a) The Issuer and the Initial Purchaser agree that the Holders will suffer damages if the Issuer fails to fulfill its obligations under Section 2 or
Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") and additional dividends on the Preferred Stock ("Additional Dividends") under the circumstances and to the extent set forth below (each of which shall be given independent effect):

            (i) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration has been filed on or prior to the applicable Filing Date or (B) notwithstanding that the Issuer has consummated or will consummate the Exchange Offer, the Issuer is required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then commencing on the day after any such Filing Date, Additional Interest or Additional Dividends, as applicable, shall accrue on the principal amount of the Notes or accumulate on the then effective liquidation preference of the Preferred Stock, as applicable, at a rate of 0.25% per annum for the first 90 days immediately following each such Filing Date, and the rate of such Additional Interest or Additional Dividends, as applicable, shall increase by an additional .25% per annum at the beginning of each subsequent 90-day period; or

            (ii) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to the relevant Effectiveness Date or (B) notwithstanding that the Issuer has consummated or will consummate the Exchange Offer, the Issuer is required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date in respect of such Shelf Registration, then, commencing on the day after the applicable Effectiveness Date, Additional Interest or Ad-ditional Dividends, as applicable, shall accrue on the principal amount of the Notes or accumulate on the then effective liquidation preference of the Preferred Stock, as applicable, at a rate of 0.25% per annum for the first 90 days immediately following the day after such Effectiveness Date, and the rate of such Additional Interest or Additional Dividends, as applicable, shall increase by an additional .25% per annum at the beginning of each subsequent 90-day period; or

            (iii) if (A) the Issuer has not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the 45th day after the date on which the Exchange Offer Registration Statement relating thereto was declared effective or (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than such time as all Securities have been disposed of thereunder), then Additional Interest or Additional Dividends, as applicable, shall accrue on the principal amount of the Notes or accumulate on the then effective liquidation preference of the Preferred Stock, as applicable, at a rate of 0.25% per annum for the first 90 days commencing on the (x) 46th day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above, and the rate of such Additional Interest or Additional Dividends, as applicable, shall increase by an additional .25% per annum at the beginning of each such subsequent 90-day period (it being understood and agreed that, notwithstanding any provision to the contrary, so long as any Security that is the subject of a Shelf Notice is then covered by an effective Shelf Registration, no Additional Interest or Additional Dividends shall accrue or accumulate on such Securities, as applicable);

provided, however, that the rate of Additional Interest that shall accrue on the Notes or Additional Dividends that shall accumulate on the then effective liquidation preference of the Preferred Stock, as applicable, may not exceed in the aggregate 1.0% per annum; provided, further, however, that (1) upon the filing of the applicable Exchange Offer Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause (i) above of this Section 4(a)), (2) upon the effectiveness of the applicable Exchange Offer Registration Statement or the applicable Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Sec-tion 4(a)), or (3) upon the exchange of the applicable Exchange Securities for all Securities tendered (in the case of clause (iii)(A) of this Section 4(a), or upon the effectiveness of the applicable Shelf Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 4(a)), Additional Interest or Additional Dividends, as applicable, on the Securities in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue or accumulate, as the case may be.

            (b) The Issuer shall notify the Trustee (who shall be acting under and protected by the terms of the Indenture) within three business days after each and every date on which an event occurs in respect of which Additional Interest or Additional Dividends, as applicable, are required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to (a)(i),
(a)(ii) or (a)(iii) of this Section 4 shall be payable in cash semiannually on each March 1 and September 1 (to the holders of record on the February 15 and August 15 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. Any Additional Dividends due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 shall be payable on each dividend payment date specified by the Certificate of Designation to the record holders entitled to receive the dividend payment to be made on such date, commencing with the first such date occurring after any such Additional Dividends commence to accumulate. The amount of Additional Interest or Additional Dividends, as applicable, will be determined by multiplying the applicable rate of Additional Interest or Additional Dividends, as applicable, by the principal amount of the Registrable Notes or liquidation preference of the Preferred Stock, as applicable, multiplied by a fraction, the numerator of which is the number of days such rate of Additional Interest or Additional Dividends was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

      5. Registration Procedures

            In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuer shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connec-tion with any Registration Statement filed by the Issuer hereunder, the Issuer shall:

            (a) Prepare and file with the SEC prior to the applicable Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes or Exchange Preferred Stock, as the case may be, during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer shall furnish to and afford the Holders of the applicable Registrable Securities included in such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five days prior to such filing, or such later date as is reasonable under the circumstances). The Issuer shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes or aggregate liquidation preference of the Registrable Preferred Stock, as the case may be, included in such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object on a timely basis.

            (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Issuer shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Effectiveness Period or the Applicable Period, as the case may be, relating thereto if the Issuer voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange Securities not being able to sell such Registrable Securities or such Exchange Securities during that period unless such action is required by applicable law or permitted by this Agreement.

            (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes or Exchange Preferred Stock, as the case may be, during the Applicable Period relating thereto from whom the Company has received written notice that it will be a Participating Broker-Dealer in the applicable Exchange Offer, notify the selling Holders of Registrable Notes or Registrable Preferred Stock, as the case may be, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within 2 business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuer, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or Registrable Preferred Stock, as the case may be, or resales of Exchange Notes or Exchange Preferred Stock, as the case may be, by Participating Broker-Dealers the representations and warranties of the Issuer contained in any agreement (including any underwriting agreement) contemplated by Section 5(l) hereof cease to be true and correct in all material respects,
(iv) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or Registrable Preferred Stock, as the case may be, or the Exchange Notes or Exchange Preferred Stock, as the case may be, to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or written threat of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Issuer's determination that a post-effective amendment to a Registration Statement would be appropriate.

            (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes or Exchange Preferred Stock, as the case may be, during the Applicable Period, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or Registrable Preferred Stock, as the case may be, or the Exchange Notes or Exchange Preferred Stock, as the case may be, to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

            (e) If a Shelf Registration is filed pursuant to Section 3 and if reasonably requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or the Holders of a majority in aggregate liquidation preference of the Registrable Preferred Stock being sold in connection with an underwritten offering, as applicable, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, or counsel for any of them determine is reasonably necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

            (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes or Exchange Preferred Stock, as the case may be, during the Applicable Period, furnish to each selling Holder of Registrable Notes or Registrable Preferred Stock, as the case may be, and to each such Participating Broker-Dealer who so requests and to their respective counsel and each managing underwriter, if any, at the sole expense of the Issuer, one conformed copy of the applicable Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

            (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes or Exchange Preferred Stock, as the case may be, during the Applicable Period, deliver to each selling Holder of Registrable Notes or Registrable Preferred Stock, as the case may be, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuer, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling

Holders of Registrable Notes or Registrable Preferred Stock, as the case may be, or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes or Registrable Preferred Stock, as the case may be, covered by, or the sale by Participating Broker-Dealers of the Exchange Notes or Exchange Preferred Stock, as the case may be, pursuant to, such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Notes or Registrable Preferred Stock, as the case may be, or any delivery of a Prospectus contained in the applicable Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes or Exchange Preferred Stock, as the case may be, during the Applicable Period, use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or Registrable Preferred Stock, as the case may be, or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Registrable Preferred Stock, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Notes or Exchange Preferred Stock, as the case may be, held by Participating Broker-Dealers or Registrable Notes or Registrable Preferred Stock, as the case may be, are offered other than through an underwritten offering, the Issuer agrees to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes or Exchange Preferred Stock, as the case may be, held by Participating Broker-Dealers or the Registrable Notes or Registrable Preferred Stock, as the case may be, covered by the applicable Registration Statement; provided, however, that the Issuer shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject it-self to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

            (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes or Registrable Preferred Stock, as the case may be, and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes or Registrable Preferred Stock, as the case may be, to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes or Registrable Preferred Stock, as the case may be, to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

            (j) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes or Exchange Preferred Stock, as the case may be, during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuer, a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes or Registrable Preferred Stock, as the case may be, being sold thereunder or to the purchasers of the Exchange Notes or Exchange Preferred Stock, as the case may be, to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Issuer shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, in the event that, and for a period not to exceed an aggregate of 60 days in any calendar year if, (i) an event occurs and is continuing as a result of which a Shelf Registration would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) (a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed.

            (k) Prior to the effective date of the first Registration Statement relating to each of the Registrable Securities, (A) with respect to the Registrable Notes (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes, (B) with respect to the Registrable Preferred Stock (i) provide the Transfer Agent with printed certificates for the Registrable Preferred Stock in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Preferred Stock and (C) prior to the issuance of the Exchange Debentures, provide a CUSIP number therefor.

            (l) In connection with any underwritten offering of Registrable Notes or Registrable Preferred Stock, as the case may be, pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of securities similar to the Notes or Preferred Stock, as the case may be, in form and substance reasonably satisfactory to the Company and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes or Registrable Preferred Stock, as the case may be, and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and the subsidiaries of the Company (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of securities similar to each of the Securities, and confirm the same in writing if and when requested in form and substance reasonably satisfactory to the Company; (ii) obtain the written opinions of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use its reasonable best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent public accountants of the Company (and, if necessary, any other independent public accountants of the Company, any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in a Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and equity securities similar to the Preferred Stock and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and
(iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount or liquidation preference, as applicable, of each of the Registrable Notes and Registrable Preferred Stock, as applicable, covered by such Registration Statement and the managing underwriter or underwriters or agents, if any). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

            (m) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes or Exchange Preferred Stock, as the case may be, during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes or Registrable Preferred Stock, as the case may be, being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes or Registrable Preferred Stock, as the case may be, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and subsidiaries of the Company

(collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and any of its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose any of the Records that the Company determines, in good faith, to be confidential and notifies the Inspectors in writing are confidential unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public; provided, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clauses (i) or (ii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (m)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

            (n) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

            (o) Provide an indenture trustee for the Debentures and cause the Exchange Indenture to be qualified under the TIA not later than the earlier of
(i) the effective date of the first Registration Statement relating to the Registrable Preferred Stock and (ii) the effective date of the first
Registra-
tion Statement relating to the Debentures; and in connection therewith, cooperate with the trustee under any such indenture and the holders of the Preferred Stock and/or the Exchange Preferred Stock and Private Exchange Preferred Stock, to effect such changes to the Exchange Indenture, if any, as may be required for the Exchange Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Exchange Indenture to be so qualified in a timely manner.

            (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders with regard to any applicable Registration Statement, a consolidated earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any twelve-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which any Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

            (q) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes, and addressed to the Transfer Agent for the benefit of each Holder of Registrable Preferred Stock, participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Exchange Preferred Stock, as the case may be, or Private Exchange Notes or Private Exchange Preferred Stock, as the case may be, and the related indenture, for purposes of the Registrable Notes, constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms subject to customary exceptions and qualifications.

            (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes or Registrable Preferred Stock, as the case may be, by Holders to the Company (or to such other Person as directed by the Issuer) in exchange for the Exchange Notes or Exchange Preferred Stock, as the case may be, or the Private Exchange Notes or Private Exchange Preferred Stock, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Notes or Registrable Preferred Stock, as the case may be, that such Registrable Notes or Registrable Preferred Stock, as the case may be, are being canceled in exchange for the Exchange Notes or Exchange Preferred Stock, as the case may be, or the Private Exchange Notes or Private Exchange Preferred Stock, as the case may be; provided that in no event shall such Registrable Notes or Registrable Preferred Stock, as the case may be, be marked as paid or otherwise satisfied.

            (s) Cooperate with each seller of Registrable Notes or Registrable Preferred Stock, as the case may be, covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes or Registrable Preferred Stock, as the case may be, and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

            (t) Use its best efforts to take all other steps reasonably necessary to effect the registration of the applicable Registrable Securities covered by a Registration Statement contemplated hereby.

            The Company may require each seller of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes or Registrable Preferred Stock, as the case may be, as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes or Registrable Preferred Stock, as the case may be, of any seller for so long as such seller fails to furnish such information within a reasonable time after receiving such request and in such event shall have no further obligation under this Agreement (including without limitation the obligation under Section 4) with respect to such seller or any subsequent holder of such Registrable Securities. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

            If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the applicable Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

            Each Holder of Registrable Notes or Registrable Preferred Stock, as the case may be, and each Participating Broker-Dealer agrees by its acquisition of such Registrable Notes or Registrable Preferred Stock, as the case may be, or Exchange Notes or Exchange Preferred Stock, as the case may be, to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of such Registrable Notes, Registrable Preferred Stock, Exchange Notes or Exchange Preferred Stock, as the case may be, covered by such Registration Statement or Prospectus until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Company shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes or Registrable Preferred Stock, as the case may be, covered by such Registration Statement or Exchange Notes or Exchange Preferred Stock, as the case may be, to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or (y) the Advice.

      6. Registration Expenses

            All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer (other than any underwriting discounts or commissions) shall be borne by the Company whether or not the Exchange Offer Registration Statements or any Shelf Registration is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) reasonable fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes, Registrable Preferred Stock, Exchange Notes or Exchange Preferred Stock, as the case may be, are located, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Registrable Preferred Stock, as the case may be, or Exchange Notes or Exchange Preferred Stock, as the case may be, to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes, or liquidation preference of the Registrable Preferred Stock, as the case may be, included in any Registration Statement or to be sold by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of one special counsel for all of the sellers of each of the Registrable Notes or Registrable Preferred Stock, as the case may be, (exclusive of any counsel retained pursuant to Section 7 hereof), (v) reasonable fees and disbursements of all independent certified public accountants referred to in Section 5(l)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desires such insurance, (vii) fees and expenses of all other Persons retained by the Issuer, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties),
(ix) the expense of any annual audit, (x) any fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

      7. Indemnification and Contribution

            (a) The Issuer agrees to indemnify and hold harmless each Holder of the Registrable Notes and Registrable Preferred Stock, as the case may be, and each Participating Broker-Dealer selling the Exchange Notes and Exchange Preferred Stock, as the case may be, during the Applicable Period, the affiliates, officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages, judgments, liabilities and expenses (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein and with respect to any preliminary Prospectus, to the extent that any such loss, claim, damage or liability arises solely from the fact that any Participant sold Registrable Notes, Registrable Preferred Stock, Exchange Notes or Exchange Preferred Stock to a person to whom there was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of such sale if the Company shall have previously furnished copies thereof to the Participant in accordance herewith and the Prospectus (as amended or supplemented) would have corrected any such untrue statement or omission.

            (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the affiliates, officers and directors of the Issuer and each Person who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent (but on a several, and not joint, basis) as the foregoing indemnity from the Issuer to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities or Exchange Securities giving rise to such obligations.

            (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Persons against whom such indemnity may be sought (the "Indemnifying Persons") in writing, and the Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may reasonably designate in such proceeding and shall pay the fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Persons will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses and the Indemnifying Person was not otherwise aware of such action or claim. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both any Indemnifying Person and the Indemnified Person or any affiliate thereof and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Persons shall not, in connection with such proceeding or separate but substantially similar related proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes or Registrable Preferred Stock, as the case may be, and Exchange Notes or Exchange Preferred Stock, as the case may be, sold by all such Participants and shall be reasonably acceptable to the Company, and any such separate firm for the Issuer, their affiliates, officers, directors, representatives, employees and agents and such control Persons of such Issuer shall be designated in writing by such Issuer and shall be reasonably acceptable to the Holders.

            The Indemnifying Persons shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, each of the Indemnifying Persons agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Person.

            (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the applicable Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

            (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, judgments, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities or Exchange Securities, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omis-sion. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

      8. Rules 144 and 144A

            The Issuer covenants and agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time such Issuer is not required to file such reports, such Issuer will, upon the request of any Holder or beneficial owner of Registrable Notes or Registrable Preferred Stock, as the case may be, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Issuer further covenants and agrees, for so long as any Registrable Securities remain outstanding that it will take such further action as any Holder of Registrable Notes or Registrable Preferred Stock, as the case may be, may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes or Registrable Preferred Stock, as the case may be, without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

      9. Underwritten Registrations

            If any of the Registrable Notes or Registrable Preferred Stock, as the case may be, covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes, or liquidation preference of such Registrable Preferred Stock, as the case may be, included in such offering and shall be reasonably acceptable to the Issuer.

            No Holder of Registrable Notes or Registrable Preferred Stock, as the case may be, may participate in any under-written registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes or Registrable Preferred Stock, as the case may be, on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

      10. Miscellaneous

            (a) No Inconsistent Agreements. The Issuer has not, as of the date hereof, and the Issuer shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes, Registrable Preferred Stock or the Debentures in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer's other issued and outstanding securities under any such agreements. The Issuer will not enter into any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

            (b) Adjustments Affecting Registrable Securities. The Issuer shall not, directly or indirectly, take any action with respect to the Registrable Notes or Registrable Preferred Stock, as the case may be, that would adversely affect the ability of the Holders of Registrable Notes or Registrable Preferred Stock, as the case may be, to include such Registrable Notes or Registrable Preferred Stock, as the case may be, in a registration undertaken pursuant to this Agreement.

            (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Company and (II)(A) the Holders of not less than a majority in aggregate principal amount or liquidation preference, as the case may be, of the then outstanding Registrable Notes or Registrable Preferred Stock, as the case may be, and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount or liquidation preference, as the case may be, of the Exchange Notes or Exchange Preferred Stock, as the case may be, held by all

Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Securities or Exchange Securities, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes or Registrable Preferred Stock, as the case may be, whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes or Registrable Preferred Stock, as the case may be, may be given by Holders of at least a majority in aggregate principal amount or liquidation preference, as the case may be, of the Registrable Notes or Registrable Preferred Stock, as the case may be, being sold pursuant to such Registration Statement.

            (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee, Debenture Trustee or Transfer Agent) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

            (i) if to a Holder of Registrable Notes, Registrable Preferred Stock or Debentures or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, the Exchange Indenture or of the Company, as appropriate.

            (ii) if to the Issuer, at the address as follows:

                         MCMS, Inc.
                         16399 Franklin Road
                         Nampa, ID 83687
                         Facsimile No.: (208) 898-2796
                         Attention: Corporate Counsel

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

            Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same (i) to the Trustee at the address and in the manner specified in the Indenture if such communication relates to the Notes, Exchange Notes or Private Exchange Notes, (ii) to the Transfer Agent at the address and in the manner specified in the Certificate of Designation if such communication relates to the Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock or (iii) to the Debenture Trustee at the address and in the manner specified in the Exchange Indenture if such communication relates to the Debentures.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor of assign of a Holder or a Participating Broker-Dealer unless and to the extent such successor or assign holds Registable Securities.

            (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and ef-fect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (j) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes or Registrable Preferred Stock, as the case may be, is required hereunder, Registrable Notes or Registrable Preferred Stock, as the case may be, held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (k) Third-Party Beneficiaries. Holders of Registrable Notes, Holders of the Registrable Preferred Stock, Holders of the Debentures (to the extent Preferred Stock has been exchanged for Debentures prior to the filing of a Registration Statement) and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

            (l) Entire Agreement. This Agreement, together with the Purchase Agreement, the Certificate of Designation, the Indenture and the Exchange Indenture are intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuer on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    MCMS, INC.


                                    By: /s/ Chris J. Anton
                                        ------------------------------------
                                        Name:  Chris J. Anton
                                        Title: Vice President, Finance & CEO

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

BT ALEX. BROWN INCORPORATED
   as Initial Purchaser

By:  /s/ MK Lynch
     ----------------------
     Name:  MK Lynch
     Title: VP